BayFirst Financial Corp. (NASDAQ:BAFN) 2025 – Second Quarter Results (Unaudited)

In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, weather events, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward- looking statements. Cautionary Statement Concerning Forward-Looking Information Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

3 3 ABOUT BAYFIRST FINANCIAL CORP. TAMPA BAY’S PREMIER COMMUNITY BANKING FRANCHISE IN THE TAMPA BAY- SARASOTA REGION(1) HOW WE RANK 2 ASSET SIZE BILLION TOTAL ASSETS (2)$1.34 SBA ORIGINATION SBA 7(a) ORIGINATOR IN THE NATION BY UNITS (3) #8 ASSET GROWTH ASSET GROWTH SINCE DEC 31, 2020(2)47% (1) Deposit ranking of banks with assets less than $10B headquartered in the Tampa Bay-Sarasota region as of March 31, 2025 from Uniform Bank Performance Reports (2) Financial data as of June 30, 2025 (3) As of SBA’s quarter ended June 30, 2025 NET INTEREST MARGIN BASIS POINT IMPROVEMENT FROM THE PREVIOUS QUARTER29 DEPOSITS $121.4 MILLION IN TOTAL DEPOSIT GROWTH OVER THE PAST YEAR(2) COMMUNITY BANKING Expanded treasury management services through new platform and additional treasury management associates

4 ABOUT BAYFIRST FINANCIAL CORP. CURRENT BANKING CENTER LOCATION CONVENIENT AND ATTRACTIVE BANKING CENTER FRANCHISE IN TAMPA BAY-SARASOTA REGION

5 • Advanced technology platform to support innovative products and services while improving efficiencies • PowerLOS is an automated, highly scalable SBA and commercial loan origination system • Working with FinTechs to offer new and innovative services through Mulesoft API platform • 12 banking centers in Tampa Bay- Sarasota region • Full suite of commercial and consumer loan and deposit products to meet the needs of Tampa Bay individuals, families and small businesses • BayFirst’s in-house government guaranteed banking platform • #8 SBA lender in units and #18 in dollars as of SBA's quarter ended 6/30/25 ◦ Small Loan Balance program: ▪ Includes our Bolt loans up to $150K, with up to 85% SBA government guarantee • Core program: ▪ Traditional SBA loans over $150K and up to $5 million ▪ USDA loans up to $25 million ▪ Supports organic loan generation through sales team and partners COMMUNITY BANKING TECHNOLOGY FOCUSED Technology focused community bank with diversified revenue streams GOVERNMENT GUARANTEED BANKING

6 ATTRACTIVE LOAN COMPOSITION Composition of Loans Held for Investment as of June 30, 2025 27.0% 15.8% 16.2% 17.7% 9.6% 4.7% 0.6% 8.4% C&I Residential HELOC Owner-occupied nonfarm/nonresidential Other nonfarm/nonresidential C&D Multifamily residential and farmland Consumer & Other Loan Highlights • Loan portfolio is well-diversified across major loan types with a low concentration of non owner-occupied commercial real estate loans • Total loan production of $157 million during the quarter • Loans held for investment grew $41 million during the quarter

7 SOLID DEPOSIT COMPOSITION Deposit Portfolio Balance Composition as of June 30, 2025 • Total Deposits increased $36 million for the quarter and $121 million over the last twelve months • Approximately 80% of deposits were insured as of June 30, 2025 • Short-term brokered deposits $187 million as of June 30, 2025 • Grew number of checking accounts by 5% YTD Noninterest Bearing Transaction, 9.4% Interest Bearing Transaction, 20.5% Savings & Money Market, 42.4% Time Deposits, 27.7% Deposit Highlights

8 INVESTMENT SECURITIES AFS Investment Securities Portfolio as of June 30, 2025 (fair market value, in thousands) Investment Securities Portfolio Details • Minimal exposure to market value losses due to modest investment securities portfolio (0.2% of total assets) • Other Comprehensive Loss of $2.4 million reduced Tangible Book Value by $0.57 as of June 30, 2025 ◦ We intend and have the ability to hold the available for sale investment securities to maturity; no plan to sell ◦ No impact to regulatory capital ratios • $2.5 million of HTM investment securities, net of ACL of $9 thousand Asset-backed securities, $3,022 MBS: U.S. Government- sponsored enterprises, $5,011 CMO: U.S. Government- sponsored enterprises, $18,354 Corporate bonds, $3,869

9 2025 INITIATIVES Get ready to SOAR: • Strive for operational excellence • Optimize our technology platform to be more data driven • Accelerate our focus on business banking • Realign and diversify our sources of revenue

10 QUARTERLY EARNINGS For the Three Months Ended ($000s) 6/30/2025 3/31/2025 Increase/ (Decrease) 6/30/2024 Increase/ (Decrease) Interest income $ 22,505 $ 20,685 $ 1,820 $ 20,427 $ 2,078 Interest expense 10,157 9,686 471 11,245 (1,088) Net interest income 12,348 10,999 1,349 9,182 3,166 Provision for credit losses 7,264 4,400 2,864 3,000 4,264 Noninterest income 10,795 8,751 2,044 11,653 (858) Noninterest expense 17,528 15,813 1,715 16,610 918 Income tax expense (benefit) (412) (128) (284) 349 (761) Net income (loss) from continuing operations (1,237) (335) (902) 876 (2,113) Net income (loss) from discontinued operations — — — (10) 10 Net income (loss) (1,237) (335) (902) 866 (2,103) Preferred dividends 386 385 1 386 — Net income available to (loss attributable to) common shareholders $ (1,623) $ (720) $ (903) $ 480 $ (2,103)

11 Six Months Ended June 30, ($000s) 2025 2024 Increase/ (Decrease) Interest income $ 43,190 $ 39,614 $ 3,576 Interest expense 19,843 21,690 (1,847) Net interest income 23,347 17,924 5,423 Provision for credit losses 11,664 7,058 4,606 Noninterest income 19,546 25,921 (6,375) Noninterest expense 33,341 34,383 (1,042) Income tax expense (540) 645 (1,185) Net income (loss) from continuing operations (1,572) 1,759 (3,331) Net income (loss) from discontinued operations — (69) 69 Net income (loss) (1,572) 1,690 (3,262) Preferred dividends 771 771 — Net income available to (loss attributable to) common shareholders $ (2,343) $ 919 $ (3,262) YEAR TO DATE EARNINGS

12 KEY METRICS As of and For the Three Months Ended As of and For the Six Months Ended 6/30/2025 3/31/2025 6/30/2024 6/30/2025 6/30/2024 Return on average assets(1) (0.37) % (0.10) % 0.29% (0.24) % 0.29 % Return on average common equity(1) (6.83) % (3.00) % 2.26% (4.90) % 2.16 % Tangible book value per common share $ 22.30 $ 22.77 $ 20.54 $ 22.30 $ 20.54 Diluted earnings (loss) per common share $ (0.39) $ (0.17) $ 0.12 $ (0.57) $ 0.22 Total Capital (to risk-weighted assets)(2) 11.23% 11.73% 11.79% 11.23% 11.79 % Common Equity Tier 1 Capital (to risk- weighted assets)(2) 9.98% 10.47% 10.54% 9.98% 10.54 % Tier 1 Capital (to total assets)(2) 8.11% 8.56% 8.73% 8.11% 8.73 % Nonperforming loans (excl gov’t gtd balance)/total loans held for investment(3) 1.37% 1.47% 0.87% 1.37% 0.87 % ACL/Total loans held for investment at amortized cost 1.65% 1.61% 1.50% 1.65% 1.50% (1) Annualized (2) Capital Ratios are at the Bank (3) Excludes loans measured at fair value

13 QTD INTEREST MARGIN 3.43% 3.34% 3.60% 3.77% 4.06% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.0% 2.0% 4.0% 6.0% Net Interest Margin Loan Yield 7.93% 7.84% 7.64% 7.37% 7.67% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.0% 2.5% 5.0% 7.5% 10.0% Cost of Funds Net Interest Margin ($ in millions) 4.66% 4.68% 4.19% 3.76% 3.75% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.0% 2.0% 4.0% 6.0% $9.2 $9.4 $10.7 $11.0 $12.3 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $0.0 $5.0 $10.0 $15.0

14 $85 $86 $95 $94 $92 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $20 $40 $60 $80 $100 $120 Strong balance sheet on track for continued sustainable growth STRATEGIC GROWTH Total Assets ($M) Total Loans HFI ($M) Total Deposits ($M) Tangible Common Equity ($M) $1,218 $1,245 $1,288 $1,292 $1,344 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,008 $1,042 $1,067 $1,085 $1,126 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,042 $1,112 $1,143 $1,128 $1,164 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400

15 SUMMARY OF KEY RATIOS ROAA (%)(1) ROATCE (%)(1) Net Interest Margin (%)(1) Noninterest Income / Total Revenue from Continuing Operations 0.29% 0.37% 0.34% (0.10)% (0.37)% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (0.50)% (0.25)% 0.00% 0.25% 0.50% 2.26% 3.48% 4.93% (3.00)% (6.83)% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 (10.00)% (5.00)% 0.00% 5.00% 10.00% 3.43% 3.34% 3.60% 3.77% 4.06% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 55.93% 56.50% 49.94% 44.31% 46.64% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 20% 30% 40% 50% 60% 70% (1) Annualized (2) Excludes gain on sale of premises and equipment of $11,649 ($8,692, net of tax) related to sale-leaseback transaction (2) (2) (2)

16 TANGIBLE BOOK VALUE PER COMMON SHARE $20.54 $20.86 $22.95 $22.77 $22.30 Tangible Book Value Per Common Share Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $10 $13 $15 $18 $20 $23 $25

COMMUNITY BANKING PERFORMANCE

Q2 2025 Highlights

Q2 2025 Loan Production Summary:

- Loan production during the quarter was $50.7 million[(1)]
- Loans held for investment, including government guaranteed loans, increased by a net $41.0 million QoQ

Q2 2025 Deposit Summary:

- Deposit balances increased $35.5 million QoQ
- Deposit portfolio increased by 0.3% in number of accounts (to 21,186 accounts totaling $1.16 billion) QoQ

Treasury Management:

- Expanded treasury management services through new platform and additional treasury management associates

Banking Center & Deposits

($ in 000s)			Total Deposits		
#	Branch	Year Opened	6/30/2025	6/30/2024	6/30/2023
1	St. Petersburg[(2)]	2017	$ 399,221	$ 281,713	$ 277,276
2	Seminole	1999	166,180	144,597	136,807
3	Pinellas Park	2005	100,066	93,725	90,211
4	Downtown Sarasota	2018	142,721	164,424	173,695
5	Countryside	2018	59,276	61,113	64,209
6	West Tampa	2020	101,846	104,359	110,112
7	Belleair Bluffs	2021	49,052	43,841	34,891
8	West Bradenton	2022	56,849	56,714	41,359
9	Carrollwood	2023	37,180	46,114	16,222
10	Bee Ridge	2023	29,212	27,596	—
11	North Sarasota	2023	2,340	679	—
12	South Tamiami Trail	2024	19,853	17,513	—
Total Branches (12)			$ 1,163,796	$ 1,042,388	$ 944,782

(1) Excludes government guaranteed loan production
(2) St. Petersburg branch deposits include other deposits generated by Government Guaranteed Banking, Cash Management, Corporate Treasury, and Virtual

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18 $33.7 $44.0 $26.8 $29.0 $36.2 $8.6 $13.3 $13.3 $15.5 $6.4 $10.7 $3.7 $5.6 $0.5 $3.1 $27.0 $11.3 $5.3 $6.1 $5.0 Real estate - residential (1) Real estate - commercial Commercial and industrial Consumer and other 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $0 $10 $20 $30 $40 $50 Community Banking New Loan Production Community Banking New Loan Production ($M) (1) Includes residential first mortgages, home equity lines of credit, and home equity closed loans

19 $587.3 $621.5 $645.3 $675.1 $698.0 $314.0 $331.5 $340.2 $355.9 $378.2 $172.4 $178.4 $189.0 $200.8 $202.9 $27.1 $29.1 $30.7 $31.1 $28.5 $73.8 $82.4 $85.4 $87.2 $88.5 Real estate - residential (1) Real estate - commercial Commercial and industrial Consumer and other 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $200 $300 $400 $500 $600 $700 Community Banking Loan Balances Community Banking Loan Balances ($M) (1) Includes residential first mortgages, home equity lines of credit, and home equity closed loans

20 $20 $44 $58 $43 2022 2023 2024 YTD 2025 $— $10 $20 $30 $40 $50 $60 $70 • With our new treasury management platform operational, we can now service small and medium sized businesses as well as large businesses through our two online platforms • Lockbox services implementation finalized in February, providing another service for our customers • The Bank expanded its treasury management staff to four with the addition of two new experienced associates • Created products and services specifically for Associations in February 2025 TREASURY MANAGEMENT SERVICES Treasury Management Services Treasury Management Fee Income Growth ($000s)

21 $99 $94 $108 $106 $106 603 553 543 525 583 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 $0 $20 $40 $60 $80 $100 $120 480 510 540 570 600 630 660 • Nationally ranked #8 in total SBA units and #18 in dollars for the SBA’s quarter ended June 30, 2025 • Strategic initiative to expand USDA business and industry lending program: 2 experienced USDA lenders to support this effort • Total Q2 2025 government guaranteed loan production increased 7.8% from Q2 2024 • The Company’s specialty Bolt program, an SBA 7(a) loan product designed to provide working capital loans of $150 thousand or less to businesses throughout the country ◦ Since the launch in June 2022, the Company originated loans totaling $869.9 million, including $67.9 million in Q2 2025 ◦ Use of automation program through proprietary loan origination system PowerLOS and Open API, allowing increased volume and efficiency while limiting additional staff GOVERNMENT GUARANTEED BANKING Q2 2025 Highlights Government Guaranteed Loan Amount ($M) and Unit Volume

22 $1,358 $1,405 $1,483 $1,488 $1,505 $392 $395 $426 $422 $440 $966 $1,010 $1,057 $1,066 $1,065 HFI Government Guaranteed Loans (1) Government Guaranteed Loans Serviced for Others 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 Government Guaranteed Loans Guaranteed Loans HFI and Loans Serviced for Others ($M) (1) Excludes PPP loans

23 Quarter Ended ($000s) 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 SBA 7(a) $ 24,624 $ 26,982 $ 23,447 $ 22,912 $ 38,441 SBA 504 2,593 1,359 1,982 1,388 — USDA — 800 17,450 21,550 — Bolt 71,459 65,218 64,905 60,473 67,922 Total $ 98,676 $ 94,359 $ 107,784 $ 106,323 $ 106,363 GOVERNMENT GUARANTEED LOAN ORIGINATIONS

24 ASSET QUALITY 1.45% 1.16% 1.34% 1.28% 2.60% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 0.0% 1.0% 2.0% 3.0% Net charge-offs/Total average loans HFI at amortized cost ACL/Total loans held for investment at amortized cost 1.50% 1.48% 1.54% 1.61% 1.65% 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 0.0% 0.5% 1.0% 1.5% 2.0% ACL to nonperforming loans(1)(2) Past due and Nonaccrual loans to Total loans HFI at amortized cost(1)(2) 171.88% 129.06% 114.31% 109.52% 120.12% 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 0.0% 50.0% 100.0% 150.0% 200.0% 2.01% 2.09% 2.16% 2.51% 2.30% 6/30/2024 9/30/2024 12/31/2024 3/31/2025 6/30/2025 0.0% 1.0% 2.0% 3.0% (1) Excludes government guaranteed balances (2) Excludes loans measured at fair value

25 APPENDIX

26 OWNERSHIP OVERVIEW Total Common Stock Ownership Mix Note: Ownership information based on most recently disclosed common shares outstanding of 4,129,027 as of 7/21/25 Source: S&P Capital IQ Pro Vanguard Group Inc., 2.14% First Manhattan Co., 3.04% 1st & Main Growth Partners, 3.64% All Other Institutions, 5.62% Mark S. Berset, 6.94% All Other Directors/ Executive Officers, 7.88% Public/Other, 70.74%

27 DEPOSITS IN TAMPA BAY-SARASOTA REGION Total Deposits (Total Assets <$10BN and HQ in Tampa Bay-Sarasota Region) Note: Deposit data as of March 31, 2025 Source: Uniform Bank Performance Reports Average Deposits Branches Deposits per Branch Rank Institution ($ millions) (No.) ($ millions) 1 Bank of Tampa $2,748 13 $211 2 BayFirst National Bank 1,128 12 94 3 Flagship Bank 602 6 100 4 Climate First 871 3 290 5 TCM Bank NA 277 1 277 6 Gulfside Bank 290 2 145 7 Central Bank 284 4 71 8 Waterfall Bank 271 1 271 9 Century Bank of Florida 93 1 93

28 LIQUIDITY SOURCES • Available Liquidity ◦ $79 million in cash and due from other banks ◦ $30 million in AFS investment securities • Off Balance Sheet Sources of Liquidity ◦ $156 million of unused, available borrowing capacity at the FHLB based on pledged loans ◦ $56 million available at the Federal Reserve Bank based on pledged loans ◦ $50 million in available Fed Funds borrowing lines from other banks • Contingent Sources ◦ Up to $82 million in brokered deposits (1) ◦ Up to $403 million in listing service deposits (1) (1) Based on Bank’s policy limits Data as of June 30, 2025

EXPERIENCED LEADERSHIP TEAM



Thomas G. Zernick

Chief Executive Officer & Director of BayFirst and the Bank

- Joined BayFirst in Q1 2016
- Previous experience includes Florida Market President of Stearns Bank, SBA Product Manager of HomeBanc, and Community Bank President and SBA President of Republic Bank (MI)
- B.A. in Business Administration from University of Notre Dame



Robin Oliver

President, Chief Operating Officer & Director of BayFirst and the Bank

- Joined BayFirst as CFO in Q2 2018; Prior to joining BayFirst, Controller of Central Bank & Trust Co., a $2.5 billion privately held financial institution in Lexington, Kentucky, from May 2014 to June 2018
- Approximately 16 years with Crowe LLP as an auditor in the financial institution practice; served over 80 financial institution clients with assets ranging from $50 million to $4.5 billion throughout career, including several SEC registrants and FDICIA reporting institutions
- B.S. in Accounting from the University of Kentucky



Scott J. McKim

EVP, Chief Financial Officer of BayFirst and the Bank

- Joined BayFirst in July 2023
- Previous experience includes Chief Strategy Officer of 121 Financial Credit Union, Chief Financial Officer and Chief Lending Officer of Publix Employees Federal Credit Union, and Director of Corporate Finance and Divisional CFO for Huntington Bancshares
- B.S. in Accounting from Bowling Green State University and a M.B.A from Max M. Fisher College of Business, The Ohio State University

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EXPERIENCED LEADERSHIP TEAM



Brandi Jaber
EVP, Chief Production Officer

- Joined BayFirst in Q4 2017; Prior to joining BayFirst, over fifteen years of Mortgage Banking administration experience as well as Human Resources experience supporting mid-size financial institutions
- B.B.S from The University of Florida and M.B.A from The University of Tampa



Thomas Quale
EVP, Chief Lending Officer and Market President

- Joined BayFirst in 2018
- Held leadership positions at multiple institutions amassing expertise in many areas of community banking and business development
- B.S. in Economics with an emphasis in Mathematics from University of Wisconsin-Madison



Susan Khayat
EVP, Chief Credit Officer

- Prior to joining BayFirst in 2025, Ms. Khayat served as Chief Credit Officer at Fieldpoint Private Bank and assisted Price Waterhouse Coopers with compliance risk reviews while contracted with MBO Partners in Atlanta and has served as Chief Risk Officer and Chief Credit Officer at other community banks and worked many years as a bank regulator with the US Department of the Treasury
- Ms. Khayat received her BBA in Finance from Mercer University



Nick Smith
EVP, Chief Human Resources Officer

- Prior to joining the BayFirst HR team in January 2021, Nick served in leadership roles in the finance, aerospace, and pulp and paper industries.
- BA from Murray State University and his MBA from University of Southern Indiana

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